DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 30, 2013

Effective September 2013, the following replaces the information in the section entitled “WHO MANAGES THE SERIES – Investment manager”:

WHO MANAGES THE SERIES

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2000
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
J. David Hillmeyer, CFA	Vice President, Senior Portfolio Manager	February 2011
Steven A. Landis	Vice President, Senior Portfolio Manager – Emerging Markets Debt	September 2013

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated September 13, 2013.